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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 27, 2004


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




                Delaware                                    0-692                       46-0172280
(State or other jurisdiction of incorporation)   (Commission File Number)     (IRS Employer Identification No.)



             125 South Dakota Avenue                          57104
            Sioux Falls, South Dakota                      (Zip Code)
       (Address of principal executive offices)

                                 (605) 978-2908
                             (Registrant's telephone
                          number, including area code)



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Item 5.    Other Events and Regulation FD Disclosure

On May 27, 2004, NorthWestern Corporation (the "Company") issued a press release announcing that the United States Bankruptcy Court for the District of Delaware (the "Court") formally approved the Company's Disclosure Statement and has authorized the Company to begin soliciting approval of its amended Plan of Reorganization. In addition, the Court has set the date of the confirmation hearing for the Company's Plan of Reorganization for August 25, 2004. The press release is attached hereto as Exhibit 99.1.

Item 7.      Financial Statements and Exhibits

EXHIBIT NO.  DESCRIPTION OF DOCUMENT
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99.1*        Press Release of  NorthWestern  Corporation  dated May 27, 2004
* filed herewith



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            NorthWestern Corporation


                            By:    /s/ Roger Schrum
                                  ----------------------------------------------
                                  Roger Schrum
                                  Vice President - Human Resources and
                                  Communications


Date:  May 28, 2004



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                                Index to Exhibits
                                -----------------

EXHIBIT NO.  DESCRIPTION OF DOCUMENT
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99.1*        Press Release of  NorthWestern  Corporation  dated May 27, 2004
* filed herewith